Filed under Rule 497(k)
Registration No. 002-83631

VALIC Company I

International Socially Responsible Fund

(the “Fund”)

Supplement dated July 31, 2026, to the Fund’s Summary Prospectus,

dated October 1, 2025, as supplemented to date

At a meeting held on April 21, 2026, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved certain changes to the Fund’s 80% investment policy and principal investment strategies, as set out below. The investment objective and principal strategies of the Fund may be changed by the Board without investor approval. Investors will be given at least 60 days’ written notice in advance of any such changes. VC I intends to file an amendment to its registration statement with the U.S. Securities and Exchange Commission (“SEC”) reflecting these changes. The filing is subject to review by the SEC staff and is expected to become effective on or about September 29, 2026 (the “Effective Date”).

Upon the Effective Date, the first sentence of the first paragraph in the subsection of the Summary Prospectus entitled “Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund invests, under normal circumstances, at least 80% of its net assets in the securities of companies that meet the Fund’s social criteria. The Fund will invest in issuers located in at least three different countries with at least 40% of net assets in foreign securities, or if conditions are unfavorable, at least 30% of net assets in foreign securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.